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The UBS Funds

Prospectus Supplement

January 29, 2008

Dear Investor,

The purpose of this  supplement is to update the Prospectus of the series of The
UBS Funds dated October 28, 2007 as follows:

1.   The following supplements information contained on page 4 in the Prospectus
     section   entitled  "UBS  Dynamic   Alpha  Fund  -  Investment   objective,
     strategies, securities selection and risks":

The fourth paragraph under the sub-heading  "Principal investment strategies" is deleted in its entirety and replaced by the following:

     The Fund may invest in other open-end  investment  companies advised by the
     Advisor to gain exposure to the global loan asset class, as well as various other asset classes permitted for investment by the Fund. The Fund does not pay fees in  connection  with its  investment in the  investment  companies advised  by  the  Advisor,  but  may  pay  expenses  associated  with  such investments.

2.   The  following  supplements   information  contained  on  page  12  in  the
     Prospectus  section  entitled  "UBS  Global  Allocation  Fund -  Investment objective, strategies, securities selection and risks":

The second paragraph under the sub-heading  "Principal investment strategies" is deleted in its entirety and replaced by the following:

     Investments in fixed income securities may include, but are not limited to, debt securities of governments  throughout the world  (including the United
     States),   their  agencies  and   instrumentalities,   debt  securities  of
     corporations,   mortgage-backed  securities  and  asset-backed  securities.
     Investments  in equity  securities  may  include,  but are not  limited to, common stock and  preferred  stock.  The Fund may invest in other  open-end investment  companies  advised  by the  Advisor  to  gain  exposure  to the emerging  markets,  global  loan and high yield asset  classes,  as well as various other asset classes  permitted for investment by the Fund. The Fund does  not pay fees in  connection  with its  investment  in the  investment companies advised by the Advisor, but may pay expenses associated with such investments.

3.   The  following  supplements   information  contained  on  page  22  in  the
     Prospectus   section  entitled  "UBS  Global  Frontier  Fund  -  Investment objective, strategies, securities selection and risks":

The  second  to last  paragraph  under  the  sub-heading  "Principal  investment strategies" is deleted in its entirety and replaced by the following:

     The Fund may invest all or a portion of its assets in  Underlying  Funds to gain exposure to various asset classes. For instance, the Fund may invest a portion  of its  assets in the UBS  Opportunistic  Loan  Relationship  Fund series  of UBS  Relationship  Funds to gain  exposure  to the  global  loan market.  The Fund does not pay fees in connection  with its  investments in
     the  Underlying   Funds,   but  may  pay  expenses   associated  with  such
     investments.

4.   The  following  supplements  information  contained  on pages  42-44 in the
     Prospectus  section  entitled  "UBS U.S.  Equity  Alpha  Fund -  Investment objective, strategies, securities selection and risks":

The  following  sentence  is added to the end of the first  paragraph  under the sub-heading "Principal investment strategies":

     In  addition,  up to  20% of the  Fund's  net  assets  may be  invested  in securities of foreign companies in developed countries,  including long and
     short   positions  in  foreign  equity   securities  and  securities   with
     equity-like characteristics.

The  following  section  is  added  after  the  third  bullet  point  under  the sub-heading "Principal risks":

     o    Foreign investing risk--The risk that prices of the Fund's investments in  foreign  securities  may go down  because of  unfavorable  foreign government actions,  political  instability or the absence of accurate information about foreign issuers. In addition, a decline in the value of foreign currencies  relative to the US dollar will reduce the value
          of  securities   denominated  in  those  currencies.   Also,   foreign
          securities  are  sometimes  less liquid and harder to buy, sell and to value than securities of US issuers.

5.   The  following  supplements   information  contained  on  page  48  in  the
     Prospectus  section  entitled "UBS U.S.  Large Cap Equity Fund - Investment objective, strategies, securities selection and risks":

The first paragraph under the sub-heading  "Principal investment  strategies" is deleted in its entirety and replaced by the following:

     Under normal circumstances, the Fund invests at least 80% of its net assets
     (plus borrowings for investment  purposes,  if any) in equity securities of
     US large  capitalization  companies.  The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. The
     Fund  may  invest  up to 20% of its  net  assets  in the  securities  of US companies that have market  capitalizations within the range of the Russell
     1000  Index  but  below $3  billion  in market  capitalization  and/or  the securities  of foreign  companies in developed  countries.  Investments  in equity  securities  may  include,  but are not limited to,  dividend-paying securities,  common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.

In addition,  foreign  currency  agreements are added to the list of permissible derivative  instruments  included in the second  paragraph under the sub-heading
"Principal investment strategies."

The  following  section  is  added  after  the  first  bullet  point  under  the sub-heading "Principal risks":

     o    Foreign investing risk--The risk that prices of the Fund's investments in  foreign  securities  may go down  because of  unfavorable  foreign government actions,  political  instability or the absence of accurate information about foreign issuers. In addition, a decline in the value of foreign currencies  relative to the US dollar will reduce the value
          of  securities   denominated  in  those  currencies.   Also,   foreign
          securities  are sometimes  less liquid and harder to sell and to value than securities of US issuers.

6.   The  following  supplements   information  contained  on  page  77  in  the
     Prospectus  section  entitled "UBS  Absolute  Return Bond Fund - Investment objective, strategies, securities selection and risks":

The fourth paragraph under the sub-heading  "Principal investment strategies" is deleted in its entirety and replaced by the following:

     The Fund may invest in other open-end  investment  companies advised by the
     Advisor to gain  exposure to the emerging  markets,  securitized  mortgage, global loan and high yield asset  classes,  as well as other asset  classes permitted  for  investment  by the  Fund.  The  Fund  does  not pay fees in connection with its investment in the investment  companies  advised by the
     Advisor, but may pay expenses associated with such investments.

7.   The  following  supplements   information  contained  on  page  86  in  the
     Prospectus  section entitled "UBS Global Bond Fund - Investment  objective, strategies, securities selection and risks":

The last paragraph  under the sub-heading  "Securities  selection" is deleted in its entirety and replaced by the following:

     The Fund may invest in other open-end  investment  companies advised by the
     Advisor to gain exposure to the emerging markets debt, global loan and high yield  asset  classes,  as  well  as  other  asset  classes  permitted  for investment by the Fund.  The Fund does not pay fees in connection  with its investment in the investment  companies advised by the Advisor, but may pay expenses associated with such investments.

8.   The  following  supplements  information  contained  on pages  92-94 in the
     Prospectus  section  entitled "UBS High Yield Fund - Investment  objective, strategies, securities selection and risks":

The following  paragraph is added as the last  paragraph  under the  sub-heading
"Principal investment strategies":

     In addition,  the Fund may, but is not required to, invest up to 20% of its net assets in the UBS  Opportunistic  Loan  Relationship Fund series of UBS
     Relationship  Funds (the "Loan  Fund") to gain  exposure to the global loan market to the extent  permitted by an exemptive order received by the Fund.
     The Fund does not pay fees in  connection  with its  investment in the Loan
     Fund, but may pay expenses associated with such investments.  The Loan Fund invests  primarily  in loan  assignments,  loan  participations  and  other investments  that  provide  exposure  to  loans,  which may be US dollar or non-US dollar  denominated  and may have all types of interest rate payment and  reset  terms,  including  floating,  variable  and fixed  rate.  These investments  may  be  of  any  credit  quality,  but  are  generally  below investment grade. In addition,  the Fund's investment in shares of the Loan
     Fund provides the Fund with exposure to senior secured,  senior  unsecured, subordinated and junior loan assignments and participations,  as well as to other instruments that provide exposure to loans.

The following  paragraph is added as the last bullet point under the sub-heading
"Principal risks":

     Risks of investments in loans--The possible fluctuations in the Loan Fund's value  would  directly  affect the value of the Fund to the extent that the
     Fund is  invested  in the Loan Fund.  With  respect  to the Loan  Fund,  an increase  in demand for loans may  adversely  affect  the rate of  interest payable on loans  acquired by the Loan Fund,  thus reducing  returns of the
     Loan Fund.  Extreme  increases in  prevailing  interest  rates may cause an increase  in loan  defaults  which may cause a decline  in the Loan  Fund's value.  A decrease in  interest  rates  could  adversely  affect the income earned by the Loan Fund from its loans. Moreover, because floating rates on loans only reset  periodically,  changes in prevailing  interest  rates may cause  a  fluctuation  in the  Loan  Fund's  value  for the  floating  rate securities in which the Loan Fund invests. In addition, in the event that a borrower in a loan defaults,  the  collateral  securing a loan may be found invalid,  may be used to pay other outstanding  obligations of the borrower under  applicable  law or may be  difficult to  liquidate.  The Loan Fund's access to the  collateral may be limited or delayed by bankruptcy and other insolvency  laws.  Unsecured  loans are not supported by collateral,  which results in a greater risk of loss.  The Advisor has chosen to remain on the public  side  of all  loan  transactions,  meaning  it  refuses  access  to non-public information. The Advisor effectively manages loans based only on available  public  material to allow greater use of common credit  research across loans and the publicly  traded bonds and equities of the  borrowers.
     However,  this lack of  access to  non-public  information  means  that the
     Advisor  does not receive  information  that would  otherwise  be useful in reviewing  the credit  quality and  underlying  financial  condition of the borrower.  In certain  instances,  however,  the Advisor may seek access to non-public  information with respect to a particular loan currently held by the Loan Fund if the loan has  defaulted  or is in danger of  default or if the Fund is a material  holder of the loan during a  significant  change in the terms of the loan.  In these  situations  the Advisor may be restricted from trading the loan or other debt and equity  securities  of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value. With respect to the Loan
     Fund's investment in participations in loans, the Loan Fund has rights that are more  limited  than the rights of lenders or of persons  who  acquire a loan by assignment.  In addition,  the Loan Fund assumes the credit risk of the lender  selling  the  participation,  as well as the credit risk of the borrower.  In  the  event  of the  insolvency  of the  lender  selling  the participation,  the Loan Fund may be treated as a general  creditor  of the lender  and may not have a senior  claim to the  lender's  interest  in the loan. Certain investments in loans or other securities in the Loan Fund may be  considered  illiquid.  Loans are  generally  not  traded on a  national securities exchange,  but are traded on active secondary markets.  Economic and other  events  (whether  real or  perceived)  can reduce the demand for certain loans or loans generally,  which may reduce market prices and cause the Loan  Fund's  net  asset  value per share to fall.  The  frequency  and magnitude of such changes cannot be predicted. No active trading market may exist for some loans and certain  loans may be subject to  restrictions  on resale. In addition, a secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may  impair the  ability  of the Loan Fund to  realize  full value and thus cause a decline in the Loan Fund's net asset value.

9.   The  following  supplements  information  contained  on  page  100  in  the
     Prospectus  section  entitled "UBS U.S.  Bond Fund - Investment  objective, strategies, securities selection and risks":

The last paragraph  under the sub-heading  "Securities  selection" is deleted in its entirety and replaced by the following:

     The Fund may invest in other open-end  investment  companies advised by the
     Advisor to gain exposure to the emerging markets debt, global loan and high yield  asset  classes,  as  well  as  other  asset  classes  permitted  for investment by the Fund.  The Fund does not pay fees in connection  with its investment in the investment  companies advised by the Advisor, but may pay expenses associated with such investments.

10.  Effective  on  December  31,  2007,  Brian  Singer  was no longer  the lead portfolio  manager for the UBS Dynamic  Alpha Fund,  UBS Global  Allocation
     Fund and UBS Global  Frontier  Fund.  Edwin Denson,  Thomas Clarke and Neil
     Williams  replaced Mr. Singer as the lead  portfolio  managers in charge of the UBS Dynamic Alpha Fund's day-to-day operations; Edwin Denson and Thomas
     Clarke replaced Mr. Singer as the lead portfolio  managers in charge of the
     UBS  Global  Allocation  Fund's  day-to-day  operations;  and Edwin  Denson replaced  Mr.  Singer as the lead  portfolio  manager  in charge of the UBS
     Global Frontier Fund's day-to-day operations.  Therefore,  on pages 119-120 in the Prospectus, the section entitled "UBS Dynamic Alpha Fund, UBS Global
     Allocation   Fund  and  UBS  Global   Frontier   Fund"  under  the  heading
     "Management" and the sub-heading  "Portfolio management" is replaced in its entirety by the following:

     UBS Dynamic Alpha Fund

     Edwin  Denson,  Thomas  Clarke  and Neil  Williams  are the lead  portfolio managers for the Fund. Messrs.  Denson,  Clarke and Williams have access to certain  members of the  fixed-income  and equities  investment  management teams,  each of whom is allocated a specified portion of the portfolio over which  he or she has  independent  responsibility  for  research,  security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund  invests.  Mr.  Denson and Mr.  Williams,  as senior portfolio managers for the Fund, have  responsibility for allocating the  portfolio  among  the  various  managers  and  analysts,  occasionally implementing  trades on behalf of  analysts on the team and  reviewing  the overall  composition  of the  portfolio to ensure its  compliance  with its
     stated  investment  objectives  and  strategies.   Mr.  Clarke,  as  senior
     portfolio manager for the Fund, has responsibility for setting the currency strategies  and making all currency  decisions  for the Fund,  occasionally implementing  trades on behalf of  analysts on the team and  reviewing  the overall  composition  of the  portfolio to ensure its  compliance  with its stated  investment  objectives and  strategies.  Information  about Messrs.
     Denson, Clarke and Williams is provided below.

     Edwin  Denson  is an  Executive  Director  and  has  been  a  senior  asset allocation analyst at UBS Global Asset Management since 2005. Mr. Denson is a member of the Asset Allocation Analysis and Strategy team. Previously, he served as  director  and asset  allocation  analyst  with UBS Global  Asset
     Management  since 2001. Mr. Denson has been involved with the management of the Fund's  portfolio  since its  inception and assumed his present role in
     2007.

     Thomas  Clarke is a Managing  Director  and Head of Currency  Analysis  and
     Strategy at UBS Global Asset Management.  Mr. Clarke has been an investment professional at UBS Global Asset Management since 2000. Mr. Clarke has been involved with the  management of the Fund's  portfolio  since its inception and assumed his present role in 2007.

     Neil Williams is a Managing  Director and has been Head of Asset Allocation at UBS Global Asset  Management  since 2003. Mr. Williams has been involved with the management of the Fund's portfolio since its inception and assumed his present role in 2007.

     UBS Global Allocation Fund

     Edwin  Denson and Thomas  Clarke are the lead  portfolio  managers  for the
     Fund.  Mr.  Denson and Mr.  Clarke  have  access to certain  members of the fixed-income  and equities  investment  management  teams,  each of whom is allocated a  specified  portion of the  portfolio  over which he or she has independent responsibility for research,  security selection, and portfolio construction.  The team  members also have access to  additional  portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Denson, as senior portfolio manager for the Fund, has responsibility  for allocating the portfolio among the various managers and analysts,  occasionally  implementing  trades on behalf of  analysts on the team and reviewing the overall  composition  of the portfolio to ensure its compliance  with its  stated  investment  objectives  and  strategies.  Mr.
     Clarke,  as senior portfolio manager for the Fund, has  responsibility  for setting the currency  strategies and making all currency  decisions for the
     Fund,  occasionally  implementing  trades on behalf of analysts on the team and  reviewing  the  overall  composition  of the  portfolio  to ensure its
     compliance   with  its  stated   investment   objectives  and   strategies.
     Information about Mr. Denson and Mr. Clarke is provided below.

     Edwin  Denson  is an  Executive  Director  and  has  been  a  senior  asset allocation analyst at UBS Global Asset Management since 2005. Mr. Denson is a member of the Asset Allocation Analysis and Strategy team. Previously, he served as  director  and asset  allocation  analyst  with UBS Global  Asset
     Management  since 2001. Mr. Denson has been involved with the management of the Fund's portfolio since 2001 and assumed his present role in 2007.

     Thomas  Clarke is a Managing  Director  and Head of Currency  Analysis  and
     Strategy at UBS Global Asset Management.  Mr. Clarke has been an investment professional at UBS Global Asset Management since 2000. Mr. Clarke has been involved with the management of the Fund's portfolio since 2000 and assumed his present role in 2007.

     UBS Global Frontier Fund

     Edwin Denson is the lead  portfolio  manager for the Fund.  Mr.  Denson has access to  certain  members of the  fixed-income  and  equities  investment management  teams,  each of whom is  allocated a  specified  portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction.  The team members also have access to  additional  portfolio  managers and analysts  within the various asset classes and markets in which the Fund invests.  Mr. Denson, as senior portfolio  manager for the Fund,  has  responsibility  for  allocating  the portfolio among the various  managers and analysts,  determining the amount of leverage to use in the portfolio,  occasionally  implementing  trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance  with its stated  investment  objectives and strategies. Information about Mr. Denson is provided below.

     Edwin  Denson  is an  Executive  Director  and  has  been  a  senior  asset allocation analyst at UBS Global Asset Management since 2005. Mr. Denson is a member of the Asset Allocation Analysis and Strategy team. Previously, he served as  director  and asset  allocation  analyst  with UBS Global  Asset
     Management  since 2001. Mr. Denson has been involved with the management of the Fund's  portfolio  since its  inception and assumed his present role in
     2007.

In addition,  Bruno  Bertocci,  the portfolio  manager for the UBS Global Equity
Fund, was replaced by Nicholas Melhuish effective on January 1, 2008. Therefore, on page 120 in the  Prospectus,  the section  entitled  "UBS Global Equity Fund"
under the heading  "Management"  and the sub-heading  "Portfolio  management" is replaced in its entirety by the following:

     UBS Global Equity Fund

     Nicholas  Melhuish is the portfolio manager for the UBS Global Equity Fund.
     He is responsible  for the day-to-day  management of the Fund's  portfolio.
     Mr.  Melhuish  has  access  to  global  analysts  who are  responsible  for researching,  projecting  cash flow and  providing a basis for  determining which securities are attractively  valued.  Mr. Melhuish works closely with the  analysts  to decide  how to  structure  the UBS  Global  Equity  Fund.
     Information about Mr. Melhuish is provided below.

     Nicholas  Melhuish  is a  Managing  Director  and has been  Head of  Global
     Equities  at UBS  Global  Asset  Management  since  2007.  Previously,  Mr.
     Melhuish was the lead portfolio  manager and team head for the  traditional global equity strategy at Nicholas  Applegate Capital  Management from 2003 through 2007. Mr.  Melhuish has been a portfolio  manager of the Fund since
     2008.

PLEASE BE SURE TO RETAIN THIS IMPORTANT  INFORMATION  WITH YOUR PROSPECTUS DATED
OCTOBER 28, 2007.

Item # zs-324

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The UBS Funds

Statement of Additional Information Supplement

January 29, 2008

Dear Investor,

The  purpose  of this  supplement  is to  update  the  statement  of  additional information  of the series of The UBS Funds dated  October  28, 2007  ("SAI") as follows:

1.   The third paragraph under the heading  "Investments  relating to all Funds"
     and the  sub-heading  "Investment  company  securities  and  investments in affiliated  investment  companies" on page 17 of the SAI is replaced in its entirety by the following:

     In  lieu  of  investing  directly  in  certain  high  yield,   higher  risk
     securities,  the Funds  may  invest a  portion  of their  assets in the UBS
     Opportunistic High Yield Relationship Fund. The investment objective of the
     UBS Opportunistic High Yield Relationship Fund is to maximize total return, consisting of capital  appreciation and current income,  while  controlling
     risk.  Under  normal  circumstances,   the  UBS  Opportunistic  High  Yield
     Relationship  Fund invests at least 80% of its net assets (plus  borrowings for investment  purposes,  if any) in fixed income  securities that provide higher  yields and are lower  rated.  High yield,  lower rated fixed income securities are those rated below investment grade.

     In addition, to gain exposure to loan assignments,  loan participations and other  investments  in the global loan market,  certain  Funds may invest a portion of their assets in the UBS  Opportunistic  Loan  Relationship  Fund
     (the "Loan Fund"). The investment objective of the Loan Fund is to maximize total return, consisting of current income and capital appreciation,  while controlling  risk.  Under  normal  circumstances,  the Loan Fund invests at least 80% of its net assets (plus  borrowings for investment  purposes,  if any) in loans or other  financial  instruments  that  provide  exposure  to loans. See "Investment strategies--Loan participations and assignments" for addition information and risks of the Funds' investment in the Loan Fund.

2.   The following section is added after the sub-section  entitled  "Structured notes" under the heading  "Investments  relating to UBS Dynamic Alpha Fund,
     UBS Global  Allocation  Fund, UBS Global Frontier Fund, UBS Absolute Return
     Bond Fund,  UBS Global  Bond  Fund,  UBS High Yield Fund and UBS U.S.  Bond
     Fund" on page 34 of the SAI:

     Loan participations and assignments

     Each Fund  (other  than the UBS High Yield Fund) may invest up to 5% of its net  assets,  and the UBS High  Yield  Fund may invest up to 20% of its net assets,  in the Loan Fund to gain  exposure to the global loan market.  The
     Loan Fund primarily invests in floating, variable and fixed rate loans made to or issued by US and non-US companies and partnerships  typically through loan assignments,  but also through  participations in loans. The Loan Fund primarily  invests in senior  secured loans,  but may also purchase  senior unsecured,  subordinated, and junior loans. Loans in general are subject to the general risks of fixed income investing  including credit,  prepayment, extension  and,  to a lesser  extent,  interest  rate risks.  The  possible fluctuations  in the Loan Fund's value would directly affect the value of a
     Fund to the  extent  that  the  Fund is  invested  in the  Loan  Fund  and, therefore, the Funds are subject to the same risks as the Loan Fund.

     A senior loan is typically originated, negotiated and structured by a US or foreign  commercial  bank,  insurance  company,  finance  company  or other financial  institution  (the  "Agent") for a group of loan  investors.  The
     Agent  typically  administers  and enforces the loan on behalf of the other loan  investors  and typically  holds any  collateral on behalf of the loan investors.  Loan interests primarily take the form of assignments purchased in the primary or secondary  market.  Senior loans  typically hold the most senior  position  in  the  capital  structure  of a  business  entity,  and therefore  have priority over the claims of most or all other  creditors on the borrower's cash flow in the event of default.  Senior secured loans are typically  secured with specific  collateral and have a claim on the assets and/or  stock of the borrower  that is senior to that held by  subordinated debtholders and  stockholders of the borrower.  Senior  unsecured loans are not  supported by  collateral  and, in such cases,  the Loan Fund would not have a claim on any specific asset or stock of the borrower,  which results in a greater risk of loss. The proceeds of senior loans  primarily are used to finance leveraged  buyouts,  recapitalizations,  mergers,  acquisitions, stock repurchases,  dividends, and, to a lesser extent, to finance internal growth and for other corporate  purposes.  The amount of public information available  with  respect to senior  loans may be less  extensive  than that available for registered or exchange listed securities.

     Junior  loans or second  lien loans are subject to the same  general  risks inherent  to any  loan  investment,  but  due to  their  lower  place  in a borrower's  capital structure and possible  unsecured status,  junior loans involve a higher  degree of  overall  risk  than  senior  loans of the same borrower. A junior loan may have a claim on the same collateral pool as the senior  loan or it may be  secured by a  separate  set of  assets,  such as property, plants, or equipment.

     The Loan Fund purchases loans primarily through  assignments,  but may also purchase  participation  interests  in loans.  The  agent and the  original
     lenders   of  a  loan   typically   have  the   right  to  sell   interests
     ("participations")  in their share of the loan to other  participants or to assign all or a portion of their interests  ("assignments")  in the loan to other parties. When the Loan Fund purchases an assignment, it typically has a  direct  contractual  relationship  with  the  borrower  and may  enforce compliance  by the  borrower  with the  terms of the  loan  agreement.  The purchaser  of an  assignment  typically  succeeds  to all  the  rights  and obligations  under the loan  agreement of the  assigning  loan investor and becomes a loan investor  under the loan  agreement with the same rights and obligations as the assigning loan investor.  Assignments may,  however,  be arranged  through  private  negotiations  between  potential  assignees and potential  assignors,  and  the  rights  and  obligations  acquired  by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning loan investor.

     When the Loan Fund acquires a  participation  in a loan, it typically has a contractual  relationship only with the lender, not with the borrower, and, therefore,  the Loan Fund  generally has no right to enforce  compliance by the borrower with the terms of the loan  agreement.  As a result,  the Loan
     Fund may have the right to receive payments of principal,  interest and any fees to which it is  entitled  only  from the  loan  investor  selling  the participation  and only upon receipt by such loan investor of such payments from the borrower. In connection with purchasing  participations,  the Loan
     Fund may not directly  benefit from the  collateral  supporting the loan in which it has  purchased  the  participation.  As a  result,  the Loan  Fund assumes the credit risk of both the borrower and the loan investor  selling the  participation.  Certain  participations  may be structured in a manner designed to avoid purchasers of participations  being subject to the credit risk of the lender  with  respect to the  participation.  Even under such a structure, in the event of the lender's insolvency,  the lender's servicing
     of  the   participation  may  be  delayed  and  the  assignability  of  the participation  may be impaired.  The Loan Fund will acquire  participations only if the lender  interpositioned  between the Loan Fund and the borrower is  determined  by the  Advisor  to be  creditworthy.  In the  event of the insolvency of the loan investor selling a participation,  the Loan Fund may be treated as a general  creditor of such loan  investor.  The selling loan investors and other persons interpositioned between such loan investors and the Loan Fund with respect to such participations will likely conduct their principal  business  activities  in  the  banking,  finance  and  financial services industries.

     The rate of interest  payable on floating rate corporate loans or corporate debt  securities is established as the sum of a base lending rate,  such as the  London  Inter-Bank  Offered  Rate  (LIBOR),  plus a  specified  margin
     (typically  between  2% to 4%).  The  Advisor  believes  that such  spreads significantly  reduce the impact of interest rate  movements as compared to
     other  debt  securities.   The  interest  rate  on  LIBOR-based  loans  and
     securities is reset  periodically,  typically at regular  intervals ranging between 30 and 90 days.  In the  alternative,  a portion of the Loan Fund's investments may consist of loans with interest rates that are fixed for the term of the loan.  Investment  with longer  interest  rate reset periods or fixed  interest  rates may increase  fluctuations  in the Loan Fund's share price as a result of changes in interest rates.

     Loans are generally not traded on a national securities  exchange,  but are traded on active secondary markets. Economic and other events (whether real or perceived)  can reduce the demand for certain loans or loans  generally, which may reduce  market  prices and cause the Loan  Fund's net asset value per share to fall.  The frequency  and magnitude of such changes  cannot be predicted.  No active  trading  market may exist for some loans and certain loans may be subject to  restrictions on resale.  In addition,  a secondary market may be subject to irregular trading  activity,  wide bid/ask spreads and extended trade settlement periods,  which may impair the ability of the
     Loan Fund to  realize  full value and thus cause a decline in its net asset value.

     The  Advisor  has  chosen  to  remain  on  the  public  side  of  all  loan transactions by refusing access to non-public  information about a borrower that may otherwise be available to the  portfolio  manager or his team as a consequence of typical loan terms requiring borrowers to provide non-public information  periodically  to lenders.  The Adviser refuses such non-public information as the receipt of such information  would require the portfolio manager  and his team to be  "walled  off" from other  portfolio  managers, traders and research staff, which would inhibit the Loan Fund's opportunity to leverage research and analysis from other portfolio management teams and may  increase the costs of the Loan Fund.  However,  by not  receiving  the non-public  information about a borrower,  the portfolio manager and credit analysts may not receive  certain  information to which the Loan Fund would otherwise  have been entitled that otherwise may have affected its decision to invest in the loan. In certain instances,  however, the Advisor may seek access  to  non-public  information  with  respect  to  a  particular  loan currently  held by the Loan Fund if the loan has  defaulted or is in danger of  default  or if the  Fund is a  material  holder  of the  loan  during a significant  change  in the  terms of the  loan.  In these  situations  the
     Advisor may be  restricted  from  trading the loan or other debt and equity securities  of the borrower  while it is in  possession  of such  material, non-public information, even if such loan or other security is declining in value.

3.   The first paragraph under the heading "Investments  relating to UBS Dynamic
     Alpha Fund,  UBS Global  Allocation  Fund,  UBS Global  Frontier  Fund, UBS
     Global Equity Fund, UBS  International  Equity Fund, UBS U.S.  Equity Alpha
     Fund,  UBS U.S.  Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS
     U.S.  Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS
     U.S.  Small Cap Growth  Fund and UBS High Yield  Fund" and the  sub-heading
     "Equity  securities"  on pages 18-19 of the SAI is replaced in its entirety by the following:

     The Funds may invest in a broad range of equity securities of US and non-US issuers,  including,  but not limited to,  common  stocks of  companies  or
     closed-end   investment   companies,   preferred  stocks,  debt  securities
     convertible  into or  exchangeable  for common  stock,  securities  such as warrants or rights that are convertible  into common stock and sponsored or unsponsored American,  European and Global depositary receipts ("Depositary
     Receipts").   The  issuers  of  unsponsored  Depositary  Receipts  are  not obligated to disclose material information in the United States. The Funds, except for the UBS U.S. Mid Cap Growth  Equity Fund and UBS U.S.  Small Cap
     Growth Fund, expect their US equity  investments to emphasize large and mid capitalization  companies.  The UBS U.S. Mid Cap Growth Equity Fund expects its US equity  investments to emphasize mid capitalization  companies.  The
     UBS U.S.  Small  Cap  Growth  Fund  expects  its US equity  investments  to emphasize small capitalization  companies.  The UBS Dynamic Alpha Fund, UBS
     Global  Allocation  Fund, UBS Global Frontier Fund, UBS Global Equity Fund,
     UBS International  Equity Fund, UBS U.S. Equity Alpha Fund and UBS U.S. Mid
     Cap Growth Equity Fund may also invest in small  capitalization  companies.
     The  equity  markets in the non-US  component  of the Funds will  typically include  available shares of larger  capitalization  companies but may also include  intermediate and small  capitalization  companies.  Capitalization levels are measured relative to specific markets, thus large,  intermediate and small  capitalization  ranges vary country by country.  The UBS Dynamic
     Alpha Fund, UBS Global  Allocation Fund, UBS Global Frontier Fund, UBS U.S.
     Equity  Alpha Fund and UBS U.S.  Mid Cap Growth  Equity  Fund may invest in equity  securities  of companies  considered  by the Advisor to be in their
     post-venture   capital  stage,  or  "post-venture   capital  companies."  A
     post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service,  or (b) as part of a restructuring or recapitalization of the company. The UBS Dynamic
     Alpha Fund,  UBS Global  Allocation  Fund,  UBS Global  Frontier  Fund, UBS
     Global  Equity  Fund,  UBS  International  Equity Fund and UBS U.S. Mid Cap
     Growth  Equity Fund may invest in equity  securities of issuers in emerging markets and in securities  with respect to which the return is derived from the equity securities of issuers in emerging markets.

4.   The UBS U.S. Equity Alpha Fund and UBS U.S. Large Cap Equity Fund are added to the  list of  Funds  in the  heading  "Investments  relating  to the UBS
     Dynamic Alpha Fund, UBS Global  Allocation  Fund, UBS Global Frontier Fund,
     UBS Global Equity Fund,  UBS  International  Equity Fund, UBS U.S Large Cap
     Growth Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth
     Fund,  UBS Absolute  Return Bond Fund, UBS Global Bond Fund, UBS High Yield
     Fund and UBS U.S.  Bond Fund" on page 19 of the SAI to reflect  the ability of such Funds to invest in foreign  securities  of developed  countries and forward foreign currency contracts,  among other investments.  In addition, the chart on page B-1 of "Appendix  B--Risk  Summary" of the SAI is revised to indicate  that "Foreign  country & currency"  risk apply to the UBS U.S.
     Equity Alpha Fund and the UBS U.S. Large Cap Equity Fund.

5.   Effective  on  December  31,  2007,  Brian  Singer  was no longer  the lead portfolio  manager for the UBS Dynamic  Alpha Fund,  UBS Global  Allocation
     Fund and UBS Global  Frontier  Fund.  Edwin Denson,  Thomas Clarke and Neil
     Williams  replaced Mr. Singer as the lead  portfolio  managers in charge of the UBS Dynamic Alpha Fund's day-to-day operations; Edwin Denson and Thomas
     Clarke replaced Mr. Singer as the lead portfolio  managers in charge of the
     UBS  Global  Allocation  Fund's  day-to-day  operations;  and Edwin  Denson replaced  Mr.  Singer as the lead  portfolio  manager  in charge of the UBS
     Global Frontier Fund's day-to-day operations.  Therefore, on page 68 of the
     SAI,  the  information  presented  with  respect to Brian  Singer under the heading  "Investment  advisory,  principal  underwriting  and other service arrangements"  and the  sub-heading  "Portfolio  managers,"  including  the corresponding  footnotes  presented on page 70, is replaced in its entirety by the following:

                                                   Registered investment      Other pooled investment
                                                       companies                      vehicles                  Other accounts
                                           -----------------------------    --------------------------   ---------------------------
                                                        Assets                            Assets                        Assets
                                                        managed (in                       managed (in                   managed (in
Portfolio Manager (Funds managed)          Number       millions)            Number       millions)          Number     millions)
------------------------------------------ -------------------------------   --------------------------- ---------------------------
Edwin Denson(1)
(UBS Dynamic Alpha Fund, UBS Global
Allocation Fund and UBS Global Frontier
Fund)                                        11          $13,680              21(2)        $26,984            25          $5,206

Thomas Clarke(1)
(UBS Dynamic Alpha Fund and UBS Global
Allocation)                                   7          $12,682              21(2)        $27,065            11          $3,185

Neil Williams(1)
(UBS Dynamic Alpha Fund)                      3           $3,621                4          $5,175              7          $1,212

(1)  Edwin  Denson,  Thomas  Clarke  and  Neil  Williams  began  managing  their respective Funds effective on December 31, 2007.  Information  provided for
     Messrs. Denson, Clarke and Williams is as of September 30, 2007.

(2)  One account with assets of  approximately  $187 million has an advisory fee based upon the performance of the account.

     In  addition,  Bruno  Bertocci,  the  portfolio  manager for the UBS Global
Equity  Fund,  was replaced by Nicholas  Melhuish  effective on January 1, 2008.
Therefore,  on page 69 of the SAI,  the  information  presented  with respect to
Bruno Bertocci under the heading "Investment  advisory,  principal  underwriting and other service  arrangements"  and the  sub-heading  "Portfolio  managers" is replaced in its entirety by the following:"

                                         Registered investment         Other pooled investment
                                               companies                       vehicles                     Other accounts
-----------------------------------  -----------------------------   -----------------------------   -----------------------------
Portfolio Manager (Funds managed)      Number     Assets managed      Number     Assets managed        Number     Assets managed
-----------------------------------  -----------------------------   -----------------------------   -----------------------------
Nicholas Melhuish(b)
(UBS Global Equity Fund                  2          $399.9             13             $307               9            $4,260

(b)  Nicholas  Melhuish  began  managing the Fund  effective on January 1, 2008.
     Information provided for Mr. Melhuish is as of September 30, 2007.

     Also,  on page 72 of the SAI,  the  information  presented  with respect to
Brian  Singer  and  Bruno  Bertocci  under  the  Heading  "Investment  advisory, principal  underwriting  and other  service  arrangements"  and the  sub-heading
"Portfolio managers" is deleted in its entirety and the following information is added into the table on page 72:

Portfolio Manager/Fund*              Range of shares owned**
-------------------------------------------------------------
Edwin Denson
UBS Dynamic Alpha Fund                None
UBS Global Allocation Fund            $50,001-$100,000
UBS Global Frontier Fund              None

Thomas Clarke
UBS Dynamic Alpha Fund                None
UBS Global Allocation                 None

Neil Williams
UBS Dynamic Alpha Fund                None

Nicholas Melhuish
UBS Global Equity Fund                None

PLEASE BE SURE TO RETAIN  THIS  IMPORTANT  INFORMATION  WITH YOUR  STATEMENT  OF
ADDITIONAL INFORMATION DATED OCTOBER 28, 2007.

Item # ZS-325